                                                                      Exhibit 99

B04B_ROLL2 - Price/Yield - 2A2

Balance                     $520,000,000.00     Delay              24
Initial Coupon              4.1830610           Dated              02/01/2004
Settle                      02/26/2004          First Payment      03/25/2004


                       6 CPR         15 CPR        20 CPR        25 CPR        30 CPR         40 CPR         50 CPR        60 CPR
                       To Roll       To Roll       To Roll       To Roll       To Roll        To Roll        To Roll       To Roll
Price                  Yield         Yield         Yield         Yield         Yield          Yield          Yield         Yield
100.37330              4.044         4.002         3.974         3.943         3.907          3.822          3.714         3.576
100.43580              4.028         3.981         3.951         3.916         3.878          3.785          3.666         3.515
100.49830              4.011         3.960         3.927         3.890         3.848          3.747          3.618         3.454
100.56080              3.994         3.940         3.904         3.864         3.818          3.709          3.571         3.393
100.62330              3.978         3.919         3.881         3.838         3.789          3.672          3.523         3.333
100.68580              3.961         3.899         3.858         3.812         3.759          3.634          3.475         3.272
100.74830              3.945         3.878         3.834         3.785         3.730          3.597          3.427         3.211
100.81080              3.928         3.857         3.811         3.759         3.700          3.559          3.380         3.151
100.87330              3.912         3.837         3.788         3.733         3.671          3.522          3.332         3.090
100.93580              3.895         3.816         3.765         3.707         3.641          3.484          3.285         3.030
100.99830              3.879         3.796         3.742         3.681         3.612          3.447          3.237         2.970
101.06080              3.862         3.775         3.719         3.655         3.583          3.410          3.190         2.909
101.12330              3.846         3.755         3.696         3.629         3.553          3.373          3.143         2.849
101.18580              3.829         3.735         3.673         3.603         3.524          3.335          3.095         2.789
101.24830              3.813         3.714         3.650         3.577         3.495          3.298          3.048         2.729
101.31080              3.796         3.694         3.627         3.551         3.466          3.261          3.001         2.669
101.37330              3.780         3.673         3.604         3.525         3.437          3.224          2.954         2.610
101.43580              3.764         3.653         3.581         3.499         3.407          3.187          2.907         2.550
101.49830              3.747         3.633         3.558         3.474         3.378          3.150          2.860         2.490
101.56080              3.731         3.612         3.535         3.448         3.349          3.113          2.814         2.431
101.62330              3.714         3.592         3.512         3.422         3.320          3.076          2.767         2.371

 WAL                   4.179         3.326         2.933         2.586         2.278          1.770          1.376         1.069
 Mod Durn              3.742         3.011         2.672         2.370         2.102          1.655          1.302         1.024
 Principal Window   03/04-01/09   03/04-01/09   03/04-01/09   03/04-01/09   03/04-01/09    03/04-01/09    03/04-01/09   03/04-01/09

 LIBOR_1YR             1.45250       1.45250       1.45250      1.45250       1.45250        1.45250        1.45250       1.45250


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